TERM SHEET

                                  Between

                          JEFFREY DICKSON (J.D.)
                                    and
                  ATLANTIC CENTRAL ENTERPRISES LTD. (ACE)

                               (The Parties)


1) The parties agree that they will form a new corporation to be called First American AMO (FA-AMO).

2) The business of FA-AMO shall be that as described in the business plan submitted to the ACE CEO on May 21, 1997 by J.D. in Bermuda.

3) ACE agrees to fund FA-AMO to the point at which separate funding is acquired for FA-AMO, which funding shall be sought immediately.

  ACE will fund FA-AMO up to $450,000 prior to any separate outside funding of FA-AMO, and consistent with a detailed Business Plan submitted to ACE by J.D. and as periodically revised.

4)      The initial market capitalization of FA-AMO will be as follows:


                                   Shares
                                 Outstanding
                                -------------
  ACE                             1,001,000
  DICKSON                           150,000
  SEIDEL                             50,000
  GRECHNIW                           50,000
                                -----------
                                  1,201,000  (sic)
                                ===========

5) The management team will be compensated consistent with the business plan submitted by J.D. except that J.D. will be paid $10,000 per month plus an annual bonus paid from a profit sharing plan to be developed.

6) J.D. agrees not to compete with FA-AMO for a period of one year after severing employment with FA-AMO as long FA-AMO continues to pay J.D. at the rate of pay enjoyed by J.D. in the year prior to severance.

This Agreement is binding on the parties as a condition of ACE moving forward with a plan to fund FA-AMO immediately.

Any disputes will be subject to binding arbitration submitted to a recognized independent Arbitration Board in the Country of Bermuda.


  Agreed and Accepted                       Agreed and Accepted



  --------------------------------          ----------------------------
  Atlantic Central Enterprises, Ltd.        Jeffrey Dickson


  Date: ________________________            Date: ____________________